                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              DK INVESTORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                               DK INVESTORS, INC.

                              205 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10016

                                 (212) 779-4233





                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON May 8, 2002




         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DK Investors, Inc. ("DK" or "the corporation"), a New York corporation, will be held at the offices of the Corporation at 205 Lexington Avenue, New York, New York, at 10:00 a.m. on Wednesday, May 8, 2002, for the following purposes:

         1. To elect seven Directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and shall qualify;

         2. To approve or disapprove the continuation, without change, of the investment advisory agreement between DK and Wells Fargo, N.A.;

         3. To ratify or reject the selection of Cummings & Carroll, P.C., as independent auditors for DK for the fiscal year ending December 31, 2002;

         4. To transact any other business, that may properly come before the meeting in the discretion of the proxies or their subsidiaries.

         Stockholders of record at the close of business on April 4, 2002, are entitled to notice of and to vote at this meeting or any adjournment thereof.

By order of the Board of Directors
Martin Mushkin , Secretary
Mailing Date: April 16, 2002



ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS REQUESTED THAT YOU PROMPTLY EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THUS ENABLING DK TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               DK INVESTORS, INC.
                              205 Lexington Avenue
                            New York, New York 10016
                                 (212) 779-4233

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD May 8, 2002

        -----------------------------------------------------------------
                                 PROXY STATEMENT
                              DATED: April 16, 2002
        -----------------------------------------------------------------


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DK Investors, Inc. ("DK") to be voted at the Annual Meeting of Stockholders to be held on May 8, 2002, at 10:00 a.m. and at any adjournment thereof, for the purposes set forth in the foregoing Notice of the Meeting.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained thereon. If no choice or other instructions are given, the proxy will be voted

         FOR the election of each nominee as a Director,

         FOR the approval of the continuation, without change, of the investment advisory agreement between DK and Wells Fargo, N.A., and

         FOR the ratification of the selection of Cummings & Carroll, P.C. as independent auditors.

         The proxy confers discretionary authority on the persons designated as proxies to vote on other business, which may properly come before the Meeting. No other business is currently contemplated. A stockholder may revoke his proxy at any time before it is voted by filing with the Secretary of DK a written notice revoking it, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

         The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by DK. In addition to solicitations through the mails, proxies may be solicited by officers and employees of DK, its investment adviser, and its transfer agent, without additional compensation. Such solicitations may be by telephone, e-mail or otherwise. DK will reimburse brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

VOTING SECURITIES AND VOTING REQUIREMENTS

          A quorum of shareholders is required to take action at the corporation's annual meeting. A majority of the shares entitled to vote at each annual meeting represented in person or by proxy, will constitute a quorum of shareholders at that meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" as present for purposes of determining a quorum. As to shares held by a broker a "non-vote" is shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. For purposes of determining the approval of the matters submitted for a vote of the shareholders, abstentions and broker non-votes will have no effect. The details of each proposal to be voted on by the shareholders and the vote required for approval of each proposal are set forth under the description of each proposal below. Those persons who were shareholders of record at the close of business on April 4, 2002, will be entitled to one vote for each share held.

         As of such date there were outstanding 1,175,717 shares of stock of DK, each share being entitled to one vote.

SHARE OWNERSHIP

         Based upon information provided by the Corporation's transfer agent and the officers and directors of the Corporation, the following table sets forth, as of April 4, 2002, all persons who beneficially owned more than 5% of the Corporation's Common Stock and the number of shares of the Corporation's Common Stock beneficially owned by all directors and officers of the Corporation as a group.

                                                            Shares Held Both of Record          % of Class
                Name and Address                               of Beneficially

Trust for the benefit of Murray Nadler            354,532                                          30.16
and Murray Nadler, individually (1)               (100 shares are owned of record by
   100 Sunrise Avenue                             Murray Nadler, and 354,432 owned
   Palm Beach, Florida                            by the trust.)

Elizabeth Nadler (1)                              60,000                                            5.10
   100 Sunrise Avenue
    Palm Beach, Florida

Trust created under the Will of Ann               127,000                    10.80
 Nadler(2)
    c/o Gene Nadler
   1050 Fifth Avenue
   New York NY 10028

Francine Yellon(3)                                 97,928                     8.83
    525 West 235th Street.
    Bronx, NY 10463

Sheila Nadler                                      90,656                     7.71
    15 West 72nd St.
    New York, NY 10023

Mona T. Armistead                                  66,077                     5.62
26169 Rancho Manuella Lane
Lose Altos Hills, CA 94022

Mary Alice T. Bodenhorst                           63,303                     5.38
111 Crestview Dr.
Abington, VA 24210

Officers and Directors as a Group(4)              137,900                   11.73


1 The trustees of the Trust are Murray's wife, Elizabeth Nadler, and their sons, Gene Nadler and Harry Nadler. Gene Nadler and Harry Nadler are directors and officers of DK. Their individual share holdings are listed below under Director nominees and not included in this total.

2 The trustees of the Trust are Gene Nadler and Harry Nadler, both of whom are directors of the corporation. Their individual holdings are listed below under Director nominees and not included in this total.

3 Includes 10,638 shares owned by Francine Yellon's husband, Leslie Yellon. Francine Yellon is a director of the corporation.

4 The shareholdings and interests of the Officers and Directors are listed below.

History of the Corporation and Family Relationships

DK Investors, Inc. was founded in 1934 by the father of Murray Nadler, and Leon Nadler. Glenn O. Thornhill became a major stockholder in the 1940s. DK became an investment company in 1978.

Ann Nadler was the wife of Leon Nadler. Leon Nadler and Ann Nadler are deceased. Sheila Nadler and Francine Yellon are the daughters of Leon and Ann Nadler. Elizabeth Nadler is the wife of Murray Nadler. Gene Nadler and Harry Nadler are the sons of Murray and Elizabeth Nadler. Francine Yellon, Gene Nadler, and Harry Nadler are directors of the Corporation.

Mona T. Armistead, Mary Alice T. Bodenhorst, Joyce T. Bruns and Glenn O. Thornhill, Jr. are the daughters and son of Glenn O. Thornhill. In November, 2001, the Estate of Glenn O. Thornhill, Jeffrey B. Bodenhorst, Executor, distributed all of the 156,071 shares of the corporation then held by the estate to the following people: Mona T. Armistead, 52,023 shares; Mary Alice T. Bodenhorst, 52,024 shares; Bruns Living Trust, Robert E. Bruns, Trustee, 52,024 shares. As a result of these transfers, the Estate of Glenn O. Thornhill ceased to be a stockholder of the corporation, and the named persons became holders, of record or beneficially, of the shares distributed. Prior to the transfer, Ms. Armistead, Ms. Bodenhorst and Mr. Thornhill were the holders, of record or beneficially of other shares of the corporation. Those other shares are included above.


1.       ELECTION OF DIRECTORS

Each of the following named persons is a nominee for election as a director of the Corporation until the next annual meeting of shareholders or until his or her successor is elected and qualified. Each share is entitled to one vote.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of the Corporation. It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by the present Board.

The table below shows each nominee's age, principal occupations and other principal business affiliations, the year in which each nominee was first elected or appointed a Board Member and the number of common shares of the Corporation which each nominee beneficially owned as of April 4, 2002. All of the nominees were last elected to the Board at the 2001 annual meeting of shareholders. None of the Board Members is a director of any other investment company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

                                                                                                   No. of Shares of
                                                                                                    Corporation's
          Name               Age          Principal Occupation            Has Served as a         Common Stock Owned
                                           During Past 5 Years                Director           of Record , range of
                                                                                Since            value, and percent(1)

Harry Nadler(2)(3)           53     Real Estate Management                      1992                    19,401
                                    Sales and Leasing;                                              Over $100,000
                                    Spaceworks Real Estate                                               1.6%
                                    Services, Inc.

Gene Nadler(2)(3)            50     Vice  President, Solomon                    1992                    20,226
                                    Smith Barney, Inc.,                                             Over $100,000
                                    investment bankers                                                   1.7%

Francine                     73     Housewife                                   1996                    97,928
       Yellon(2)(3)                                                                                  Over $1 million
                                                                                                        8.83%

Thomas B.Schulhof            54     President and Director of                   1986                                   0
                                    Quadriga Art, Inc.
Joseph Kell                  83     Private Investor                            1992                                   0

Angelo J. Balafas            76     Retired. Formerly Sr.                       1992                     345
                                        Vice President, Chemical                                    Under $10,000
                                                  Bank.                                                  .02%

Andrew Brucker               50     Attorney at Law                             1993                                   0


(1) Based on 1,175,717 shares outstanding as of April 4, 2002.
(2) See shares owned by family members and trusts set forth under Share Ownership above. Shares and percentage for Francine Yellon include 10,638 shares owned by her husband. Shareholdings of Trusts listed under Share Ownership of which Gene Nadler and Harry Nadler are Trustees are not listed in this chart.
(3) Harry Nadler, Gene Nadler, and Francine Nadler may be deemed "interested persons" as defined in the Investment Company Act of 1940 as amended.

Attendance at Board Meetings and Directors Compensation

The Board held four regular meetings in 2001, and on March 14, 2001, a telephone continuance of the meeting of March 7, 2001. Each Director was paid $300 for each Board meeting he or she attended including the meeting of March 7, 2001, and $500 for each meeting he or she attended in person held after March, 2001. The total fees paid to directors for attendance at meetings in 2001 was $12,300. The fees paid to each director and their attendance at the four meetings held during 2001 are as follows:

Gene Nadler            4 meetings        $1,800
Harry Nadler           4 meetings        $1,800
Francine Yellon        4 meetings        $1,800
Angelo J. Balafas      4 meetings        $1,800
Andrew Brucker, Esq.   4 meetings        $1,800
Joseph Kell            3 meetings        $1,500
Thomas B. Schulhof     4 meetings        $1,800


OFFICERS OF THE CORPORATION

The only officers of the Corporation are Gene Nadler, President, Harry Nadler, Executive Vice President, and Martin Mushkin, Secretary. Messrs. Nadler have served in as officers of the corporation for more than five years. Neither receives any compensation for serving in that capacity. Additional information regarding them appears under Beneficial Owners and Board Nominees and Directors above. Mr. Mushkin has been a member of the firm of Pomeranz Gottlieb & Mushkin, LLC, counsel to the corporation, since 1997. He has been an attorney at law since 1956. PGM received $32,009 in legal fees and expense reimbursements in 2001 from the corporation.

2.   APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
     WITH WELLS FARGO, N.A.



As of June 6, 2002, the date of the last meeting of the shareholders of DK Investors, Inc. Wells Fargo Bank, N.A. became the investment advisor to the corporation. Prior thereto, JP Morgan Fleming Inc., successor in interest to Chase Asset Management, Inc., had been the investment advisor to the corporation. It resigned the account due to a change in policy as to the size of the accounts it would advise.

 At its meeting held on March 6, 2002, the Board of Directors recommended to the shareholders that the investment advisory contract with Wells Fargo, N.A. be renewed for the forthcoming year upon the same terms as the prior year. Under the investment advisory agreement (the "Agreement"), Wells Fargo, N.A. will furnish the Corporation investment advice, certain administrative, clerical, bookkeeping, statistical services, and act as custodian of DK's assets. All services provided the Corporation pursuant to the Agreement will be furnished directly by Wells Fargo, N.A. The Agreement provides for Wells Fargo, N.A. to be paid a fee on a monthly basis of .30% of the average daily net asset value of the portfolio for the first $15 million, and .25% thereafter. This fee schedule is guaranteed for five years (from June 6, 2001). The accounting method for funds such as DK Investors is to account for principal and interest in separate accounts. Wells Fargo's fee is calculated, collected and charged on a monthly basis to the principal account of the Corporation as it has been in the past. For 2001, $47,611 was paid to JP Morgan Fleming Inc. and Wells Fargo, NA for investment advisory services. The Board recommended the renewal of the contract since the fee schedule remains competitive and the services were satisfactory.

Subject to prior termination as described below and subject to termination by either party on thirty days written notice, the Advisor's Agreement shall continue in force for one year from the date of the continuation of the Agreement, and from year to year thereafter so long as such continuance after that date (1) is specifically approved at least annually by a vote of the Board of Directors of the Corporation, (2) including a majority of those directors who are not parties to the Advisor's Agreement or "interested persons" (as that term is defined under the Investment Company Act of 1940) of any such party; provided in each case that votes by the Board of Directors are cast in person at a meeting called for the purpose of voting such approval, and (3) by vote of a majority of the outstanding voting securities of the Corporation,. The Agreement provides that the contract will automatically terminate in the event of its "assignment" as that term is defined under the Investment Company Act of 1940 and may be terminated by either party on thirty days written notice.

The discussion of the Agreement contained in this proxy statement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is available from the corporation.

INFORMATION ABOUT WELLS FARGO BANK N.A.

Wells Fargo Bank, N.A. is a subsidiary of Wells Fargo & Company. Wells Fargo & Company, the parent of Wells Fargo Bank, N.A., is a diversified financial services company organized under the laws of Delaware and registered as a bank holding company and as a financial holding company. Based on assets, as of December 31, 2001, it was one of the largest bank holding companies in the United States. The parent is a public company the reports of which can be found on the EDGAR website of the Securities and Exchange Commission. The parent has its principal place of business at: 420 Montgomery St, Sixth & Marquette, San Francisco, CA 94163. The office of Wells Fargo, N.A. which will manage the account is located at 301 University Avenue, Ste 301, Palo Alto, California 94301.

Wells Fargo does not manage any other investment company with similar investment objectives.

The Chief Executive Officer and each director of Wells Fargo & Company, their addresses, and their principal occupations are as follows:

Richard M. Kovacevich      Mr. Kovacevich, 58, is president and chief executive
                           officer of the Company. From January 1993 to November
                           1998 he served as chief executive officer of the predecessor Norwest bank. During that time he also served as president through January 1997 and as chairman from May 1995 to November 1998. Mr.
                           Kovacevich also serves as a director of Cargill, Incorporated and Target Corporation. Mr. Kovacevich became a director of the predecessor Norwest bank in 1986.

Leslie S. Biller           Mr. Biller, 54, joined Norwest Corporation in August
                           1987 as executive vice president. In February 1997, he was named President and Chief Operating Officer of Norwest. He assumed the same role when Norwest and Wells Fargo merged in November 1998. Before joining
                           Norwest he was executive vice president at Bank of America in San Francisco, and worked for Citicorp for 12 years before that. He serves on the Board of Trustees for the University of Nevada, Reno
                           Foundation, and is a Director of the Los Angeles
                           Urban League, Bet Tzedek, and a Founders Circle member of the Fulfillment Fund. He is on the board of directors for Visa USA and Ecolab Inc.

J.A. Blanchard III         Mr. Blanchard, 59, became chairman and chief
                           executive officer of eFunds Corporation in Scottsdale, Arizona in June 2000 and continued to serve as chairman, president, and chief executive officer of Deluxe Corporation, a position he held from May 1995 until December 2000. eFunds
                           Corporation, a spin-off corporation of Deluxe
                           Corporation, offers electronic payment, payment protection, and related services to the financial and retail industries. Mr. Blanchard is also a director of eFunds Corporation and ADC Telecommunications Inc.
                           He became a director of the predecessor Norwest bank in 1996.

Michael R. Bowlin          Mr. Bowlin, 59, served as chairman and chief
                           executive officer of Atlantic Richfield Company
                           ("ARCO"), an integrated petroleum products company in Los Angeles, California, from July 1995 until his retirement in April 2000. Mr. Bowlin also serves as a director of Edwards Lifesciences Corporation. He became a director of the predecessor Wells Fargo bank in 1996.

David A. Christensen       Mr. Christensen, 66, served as president and chief
                           executive officer of Raven Industries, Inc., a diversified manufacturer of plastics, electronics, and special-fabric products in Sioux Falls, South
                           Dakota, from 1971 until his retirement in August 2000 and continues to serve as a director. He also serves as a director of Beta Raven, Inc., Medcomp Software,
                           Inc., and Xcel Energy. Mr. Christensen became a director of the predecessor Norwest bank in 1977.

Spencer F. Eccles          Mr. Eccles, 67, became chairman of the Company's
                           Intermountain Banking Region and a director of the Company in October 2000. Prior to that date, he served as chairman and chief executive officer of First Security Corporation from January 1982 until
                           October 2000, when it merged with a wholly-owned subsidiary of the Company. Mr. Eccles also serves as a director of Union Pacific Corporation, and he is a trustee of Intermountain Health Care.

Susan E. Engel             Ms. Engel, 55, became chairwoman and chief executive
                           officer of Department 56, Inc., a designer and marketer of collectibles and specialty giftware in Eden Prairie, Minnesota, in November 1996. She had been president and chief operating officer of the company from September 1994 until November 1996. Ms.
                           Engel also serves as a director of Department 56, Inc. and SUPERVALU INC. She became a director of the predecessor Norwest bank in 1998.

Robert L. Joss             Mr. Joss, 60, became Philip H. Knight professor and
                           dean of the Graduate School of Business at Stanford
                           University in September 1999. From 1993 to 1999, he served as chief executive officer and managing director of Westpac Banking Corporation, Australia's second largest banking organization. Prior to joining
                           Westpac, Mr. Joss held a variety of positions at Wells Fargo Bank, N.A., including vice chairman from 1986 to 1993. He is also a director of BEA Systems, Inc. and E.piphany, Inc. Mr. Joss became a director of the Company in 1999.

Reatha Clark King          Dr. King, 63, has been president and executive
                           director of the General Mills Foundation, a corporate foundation in Minneapolis, Minnesota, since 1988. She also serves as a vice president of General Mills, Inc., with responsibility for its citizenship programs. She is a director of Exxon Mobil
                           Corporation, H.B. Fuller Company, and Minnesota
                           Mutual Companies, Inc. Dr. King became a director of the predecessor Norwest bank in 1986. Dr. King, 62, has been president and executive director of the General Mills Foundation, a corporate foundation in Minneapolis, Minnesota, since 1988. She also serves as a vice president of General Mills, Inc., with responsibility for its citizenship programs. She is a director of Exxon Mobil Corporation, H.B. Fuller
                           Company, and Minnesota Mutual Companies, Inc. Dr.
                           King became a director of the predecessor Norwest bank in 1986.

Richard D. McCormick       Mr. McCormick, 61, served as chairman of the board of
                           U S WEST, Inc., a telecommunications and data networking company in Denver, Colorado, from June
                           1998 until his retirement in 1999. From May 1992 to June 1998, he had been chairman, president, and chief executive officer of U S WEST, Inc. Mr. McCormick also serves as a director of Concept Five
                           Technologies and Health Trio, Inc., United Airlines
                           Corporation, and United Technologies Corporation. He became a director of the predecessor Norwest bank in 1983.

Benjamin F. Montoya        Mr. Montoya, 66, served as chairman and chief
                           executive officer of Public Service Company of New
                           Mexico, a public utility in Albuquerque, New Mexico, until his retirement in October 2000. From 1993 until June 2000, he had been president and chief executive officer. He had also served as chairman of the board since June of 1999. He is also a director of Brown and Caldwell, The Environmental Company, Furrs Corp.,
                           Jacobs Engineering Group, Inc., and Public Service
                           Company of New Mexico. Mr. Montoya became a director of the predecessor Norwest bank in 1996.


Philip J. Quigley          Mr. Quigley, 59, had been chairman, president, and
                           chief executive officer since 1994 of Pacific Telesis
                           Group, a telecommunications holding company, until his retirement in December 1997. He also serves as a director of SRI International, Nuance Communications,
                           Inc., Vina Technologies, Inc., and as an advisory director of Thomas Weisel Partners LLC. Mr. Quigley became a director of the predecessor Wells Fargo bank in 1994.

Donald B. Rice             Mr. Rice, 62, has been president, chief executive
                           officer, and a director of UroGenesys, Inc., a biotechnology research and development company in Santa Monica, California, since 1996. He was president, chief operating officer, and a director of Teledyne, Inc. from 1993 to 1996. He is also a director and serves as chairman of the board of Scios, Inc., and as a director of Amgen Inc., Vulcan
                           Materials Company, and Unocal Corporation. Mr. Rice served as a director of the predecessor Wells Fargo bank from 1980 to 1989, and rejoined the board of the predecessor Wells Fargo bank in 1993. He was president, chief operating officer, and a director of Teledyne, Inc. from 1993 to 1996.

Judith M. Runstad          Ms. Runstad, 57, is of counsel to Foster Pepper &
                           Shefelman PLLC, a law firm in Seattle, Washington, and was a partner of the firm from 1979 to 1998. She specializes in real estate development, land use, and environmental law. She is also a director of SAFECO
                           Corporation and Potlatch Corporation. Ms. Runstad became a director of the predecessor Wells Fargo bank in May 1998.

Susan G. Swenson           Ms. Swenson, 53, became president and chief operating
                           officer of Leap Wireless International, a wireless communications carrier in San Diego, California, in July 1999. From 1994 to 1999, she was president and chief executive officer of Cellular One, a cellular telecommunications company in South San Francisco, California. She is also a director of General Magic, Inc. and Palm, Inc. Ms. Swenson became a director of the predecessor Wells Fargo bank in 1994.

Chang-Lin Tien             Mr. Tien, 66, holds the University Professor
                           Statewide Chair and the NEC Distinguished Professor of Engineering Chair at the University of California, Berkeley, where he was chancellor from 1990 to 1997.
                           He is also a director of Chevron Corporation and Shanghai Commercial Bank Limited. Mr. Tien became a director of the predecessor Wells Fargo bank in 1990.

Michael W. Wright          Mr. Wright, 63, served as chairman, president, and
                           chief executive officer of SUPERVALU INC., a food distributor and retailer headquartered in
                           Minneapolis, Minnesota, from 1982 until June 2000, and continues to serve as chairman and chief executive officer. He is also a director of Cargill, Incorporated, Honeywell International Inc., S. C.
                           Johnson & Son, Inc., and SUPERVALU INC. Mr. Wright became a director of the predecessor Norwest bank in 1991.




The Professionals Who Manage the Account

The individuals who will be the principal advisers to the Company in regard to its portfolio are:

Timothy J. Leach           Mr. Leach is Executive Vice President and Chief
                           Investment Officer of Wells Fargo. He has served as
                           Chief Investment Officer since May of 1999. He is responsible for establishing investment policy for over 1300 investment professionals across 24 states, administering a total of $120 billion of client assets. In addition, Mr. Leach has direct oversight of the investment strategy and process for investment professionals with discretionary management of over 60,000 client accounts totaling over $52 billion.
                           Prior to rejoining Wells Fargo in 199, Mr. Leach was
                           President and Chief Investment Officer of ABN Amro
                           Asset Management, Inc., the US investment management subsidiary of the Dutch global bank, ABN Amro. As
                           CIO, Mr. Leach had oversight of 80 investment professionals managing $8 billion of client assets.
                           In addition, Mr. Leach was the Chairman of the Board of the $3.5 billion ABN Amro Fund mutual fund complex. From 1977 through 1994 Mr. Leach held various asset management positions with Wells Fargo
                           Bank and a predecessor division within Bank of America.

Scott C. Benner, CFA       Scott C. Benner, CFA is Senior Vice President and
                           Senior Director of Investments for Private Client
                           Services based in San Francisco. Mr. Benner is responsible for the portfolio management across the West Coast as well as Well Fargo's National Strategic
                           Wealth Initiative. He joined Wells Fargo in 1999.
                           Previous to this role, Mr. Benner was Senior Managing
                           Director of First American Asset Management, in
                           Minneapolis and was responsible for it's national portfolio management, as well as institutional sales and relations management and as Director of Portfolio
                           Management for Qualivest Capital Management in
                           Seattle. Prior to this he was Chief Investment
                           Officer for West One Bank, and led the taxable fixed income team for First Interstate Bank of California.
                           His experience covers institutional investment, mutual fund management and looking after the wealth needs of the affluent.


Alan R. Adelman            Alan Adelman is Executive Vice President and Chief
                           Investment Strategist of Wells Fargo's Private Client
                           Services which administers more than $133 billion in assets, including $60 billion actively managed assets for high net-worth investors. In this position, he provides investment strategy for some 220 portfolio managers, 1200 registered representatives, 600 personal trust officers and 150 private bankers throughout PCS. He also manages investment professionals in Western Locations from Alaska to Texas and he is the Chief Investment Officer for Well
                           Fargo's off-shore trust company. Mr. Adleman joined
                           Wells Fargo in October 2000. Prior to coming to the company, he worked at First Union Bank. From 1994 to 1997, Adelman served as CEO and President of Analytic-TSA Global Asset Management, a United Asset
                           Management firm based in Los Angeles and London.
                           Before that, he was the Chief Investment Officer of First Interstate Bank of California's Investment
                           Management Division.

Richard L. Holbrook        Mr. Holbrook is a Senior Portfolio Manager in the
                           Private Client Services Division in the Palo Alto office of Wells Fargo Bank. Rick joined the firm in 1998. He focuses on helping clients achieve their financial objectives, creating and managing investment portfolios designed to meet client goals.
                           Prior to joining Wells Fargo, Rick served as the Global Asset Allocation Investment Strategist for high net worth clients at Montgomery Asset
                           Management, based in San Francisco, California. Rick began his investment career at Bailard, Biehl &
                           Kaiser, in San Mateo, California in 1979. During his
                           17 year tenure there, he served as co-director of Global Asset Allocation strategy, directing the investment strategies for over $1 billion under management for BB&K's high net worth private clients.
                           He commenced advising DK Investors, Inc. in the summer of 2001.


REQUIRED VOTE

APPROVAL OF THE ADVISOR'S AGREEMENT WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE COMPANY. MANAGEMENT RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADVISOR'S AGREEMENT.

3.         APPROVAL OF CUMMINGS & CARROLL, P.C. AS INDEPENDENT
AUDITORS

The members of the Board who are not "interested persons" of the Corporation have unanimously selected Cummings & Carroll, P.C., independent public accountants, as independent auditors, to audit the books and records for the Corporation for its current fiscal year. Cummings & Carroll, P.C. has served the Corporation in this capacity since before it became an investment company in 1978. It has no direct or indirect financial interest in the Corporation except as independent auditors. The selection of Cummings & Carroll, P.C., as independent auditors of the Corporation is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Corporation present and entitled to vote on the matter. A representative of Cummings & Carroll, P.C. is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

Cummings & Carroll, P.C. is located at 175 Great Neck Road, Great Neck, NY
11021.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of DK's annual financial statements for the most recent fiscal year and the review of the Corporation's semi- annual financial statement was $12,500. No other fees were paid to Cummings & Carroll for 2001.

The board unanimously recommends that shareholders vote for the ratification of the selection of Cummings & Carroll, P.C. as independent auditors.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Corporation. Additional solicitation may be made by letter, telephone or telegraph by officers of the Corporation, by officers or employees of Wells Fargo, N.A., or by dealers and their representatives.

FISCAL YEAR

The fiscal year end of the Corporation is December 31.

ANNUAL REPORT DELIVERY

Annual reports was sent to shareholders of record of the Corporation on or about March 1, 2002. THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND/OR SEMI-ANNUAL REPORT AS AVAILABLE UPON REQUEST. SUCH WRITTEN OR ORAL REQUESTS SHOULD BE DIRECTED TO THE CORPORATION AT 205 LEXINGTON AVENUE, NEW YORK, NY 10016-6022 OR BY CALLING 212-779-4233.

The Corporation's annual report has been filed electronically with the Securities and Exchange Commission and can be viewed on the SEC's EDGAR website.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Corporation's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Corporation.

A list of shareholders entitled to be present and to vote at the Corporation's Annual Meeting will be available at the offices of the Corporation, 205 Lexington Ave., New York, NY 10016-6022

for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Martin Mushkin
Corporate Secretary

                               DK INVESTORS, INC.

        PROXY SOLICITED BY MANAGEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                              MEETING: MAY 8, 2002

The undersigned stockholder of DK Investors, Inc. hereby appoints Thomas B. Schulhof, Gene Nadler and Martin Mushkin, and each of them, the lawful attorneys and proxies of the undersigned, with full power to substitution and revocation to each of them, for and in the name of the undersigned, to vote all the shares of stock of the Company which the undersigned may be entitled to vote, with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of the Company to be held at 205 Lexington Avenue, 16th Floor, New York, NY on May 8, 2002 at 10:00 a.m. and any adjournment of such meeting on the matters noted on the reverse side hereof.

                   (PLEASE VOTE AND SIGN ON THE REVERSE SIDE.)


[Bowne - the back of the proxy card is the same as last year.]

[ ]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

                    FORall nominees listed        WITHHOLD AUTHORITY        NOMINEES:  Francine Yellon
                    marked at right (except       to vote for all                      Andrew Brucker
                    as to the contrary below)     nominees noted at right              Thomas B. Schulhof
                                                                                       Harry Nadler
1. ELECTION OF             [ ]                         [ ]                             Gene Nadler
   DIRECTORS                                                                           Joseph Kell
                                                                                       Angelo Balafas


(INSTRUCTIONS: To withhold authority to vote for
any individual nominee print that nominee's name
on the space provided below)
_________________________________________________

To consider and act upon a proposal to:

                                                                                FOR           AGAINST       ABSTAIN
2.  Approve the Investment Advisor's
    Agreement between the Company                                               [ ]             [ ]           [ ]
    and Wells Fargo Bank, N.A.

3.  Approve the retention of Cummings &
    Carroll, P.C. as the Company's                                              [ ]             [ ]           [ ]
    independent auditors

4. Upon such other business as may come before the said meeting or any adjustments therefor

A majority of the proxies may exercise all powers granted hereunder, and if, only one of the proxies shall be present, he may exercise all the powers granted hereunder.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

SIGNATURE______________________________DATE________________________,2002